intangible assets and goodwill	12 Months Ended
Dec. 31, 2022
intangible assets and goodwill
intangible assets and goodwill
18	intangible assets and goodwill

(a)Intangible assets and goodwill, net

							Intangible
							assets with
		Intangible assets subject to amortization					indefinite lives
		Customer contracts,		Access to						Total
		related customer		rights-of-way,	Assets			Total		intangible
		relationships and		crowdsource assets	under		Spectrum	intangible		assets and
(millions)	Note	subscriber base	Software	and other	construction	Total	licences	assets	Goodwill [1,2]	goodwill
AT COST
As at January 1, 2021		$2,945	$6,479	$363	$216	$10,003	$9,910	$19,913	$7,524	$27,437
Additions		—	139	5	720	864	2,272	3,136	—	3,136
Additions arising from business acquisitions		161	187	18	—	366	—	366	244	610
Assets under construction put into service		—	657	4	(661)	—	—	—	—	—
Dispositions, retirements and other (including capitalized interest)	9	(15)	(740)	52	—	(703)	3	(700)	(60)	(760)
Net foreign exchange differences		(63)	1	(5)	—	(67)	—	(67)	(74)	(141)
As at December 31, 2021		3,028	6,723	437	275	10,463	12,185	22,648	7,634	30,282
Additions		—	151	4	866	1,021	—	1,021	—	1,021
Additions arising from business acquisitions	(b)	1,453	202	46	16	1,717	—	1,717	1,832	3,549
Assets under construction put into service		—	622	—	(622)	—	—	—	—	—
Dispositions, retirements and other (including capitalized interest)	9	66	(358)	1	—	(291)	30	(261)	—	(261)
Net foreign exchange differences		60	3	10	—	73	—	73	67	140
As at December 31, 2022		$4,607	$7,343	$498	$535	$12,983	$12,215	$25,198	$9,533	$34,731
ACCUMULATED AMORTIZATION
As at January 1, 2021		$495	$4,274	$96	$—	$4,865	$—	$4,865	$364	$5,229
Amortization		288	750	52	—	1,090	—	1,090	—	1,090
Dispositions, retirements and other		(62)	(747)	24	—	(785)	—	(785)	—	(785)
Net foreign exchange differences		(9)	2	—	—	(7)	—	(7)	—	(7)
As at December 31, 2021		712	4,279	172	—	5,163	—	5,163	364	5,527
Amortization		357	802	67	—	1,226	—	1,226	—	1,226
Dispositions, retirements and other		—	(370)	(16)	—	(386)	—	(386)	—	(386)
Net foreign exchange differences		13	2	2	—	17	—	17	—	17
As at December 31, 2022		$1,082	$4,713	$225	$—	$6,020	$—	$6,020	$364	$6,384
NET BOOK VALUE
As at December 31, 2021		$2,316	$2,444	$265	$275	$5,300	$12,185	$17,485	$7,270	$24,755
As at December 31, 2022		$3,525	$2,630	$273	$535	$6,963	$12,215	$19,178	$9,169	$28,347

1	The amount for goodwill arising from business acquisitions for the year ended December 31, 2021, has been adjusted as set out in (c).
2	Accumulated amortization of goodwill is amortization recorded prior to 2002; there are no accumulated impairment losses in the accumulated amortization of goodwill.

As at December 31, 2022, our contractual commitments for the acquisition of intangible assets totalled $14 million over a period ending December 31, 2023 (2021 – $26 million over a period ending December 31, 2023).

(b)Business acquisitions

Fully Managed Inc.

On January 1, 2022, we acquired 100% ownership of Fully Managed Inc., a provider of managed information technology support, technology strategy and network management. The acquisition was made with a view to growing our end-to-end capabilities to support small and medium-sized business customers.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the acquired workforce and the benefits of acquiring an established business). The amount assigned to goodwill may be deductible for income tax purposes.

Vivint Smart Home, Inc.

On June 8, 2022, we acquired the Canadian customers, assets and operations of Vivint Smart Home, a security business that is complementary to our existing lines of business. The investment was made with a view to leveraging our telecommunications infrastructure and expertise to continue to enhance connected home, business, security and health services for our customers.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the acquired workforce and the benefits of acquiring an established business). The amount assigned to goodwill may be deductible for income tax purposes.

LifeWorks Inc.

On June 16, 2022, we announced that we had entered into a definitive agreement with LifeWorks Inc. pursuant to which we would acquire all of the issued and outstanding common shares of LifeWorks Inc. for $33.00 per LifeWorks Inc. common share and the assumption of net debt, subject to the satisfaction of customary closing conditions.

On September 1, 2022, subsequent to the satisfaction of the closing conditions, we acquired LifeWorks Inc. by way of a plan of arrangement. The acquisition is complementary to our vision of employer-focused healthcare, increasing access to high-quality, proactive healthcare and mental wellness for employees by unifying digital-first solutions across the care continuum. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacity of the business). A portion of the amounts assigned to goodwill may be deductible for income tax purposes.

Individually immaterial transactions

During the year ended December 31, 2022, we acquired 100% ownership of businesses that were complementary to our existing lines of business. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired businesses in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacities of the businesses). A portion of the amounts assigned to goodwill may be deductible for income tax purposes.

Acquisition-date fair values

Acquisition-date fair values assigned to the assets acquired and liabilities assumed are set out in the following table:

				Total of
				individually
	Fully	Vivint Smart		immaterial
(millions)	Managed Inc.	Home, Inc. [1]	LifeWorks Inc. [1]	transactions [1]	Total
Assets
Current assets
Cash	$3	$3	$19	$5	$30
Accounts receivable [2]	46	9	247	12	314
Other	2	1	30	7	40
	51	13	296	24	384
Non-current assets
Property, plant and equipment
Owned assets	2	—	61	10	73
Right-of-use lease assets	—	1	115	13	129
Intangible assets subject to amortization [3]	130	76	1,459	52	1,717
Other	4	3	10	—	17
	136	80	1,645	75	1,936
Total identifiable assets acquired	187	93	1,941	99	2,320
Liabilities
Current liabilities
Short-term borrowings	—	—	7	—	7
Accounts payable and accrued liabilities	39	2	220	9	270
Income and other taxes payable	—	2	18	1	21
Advance billings and customer deposits	5	2	30	12	49
Provisions	—	—	26	—	26
Current maturities of long-term debt	—	31	565	2	598
	44	37	866	24	971
Non-current liabilities
Provisions	—	—	12	1	13
Long-term debt	61	—	94	16	171
Other long-term liabilities	—	—	2	3	5
Deferred income taxes	32	11	321	8	372
	93	11	429	28	561
Total liabilities assumed	137	48	1,295	52	1,532
Net identifiable assets acquired	50	45	646	47	788
Goodwill	74	59	1,600	99	1,832
Net assets acquired	$124	$104	$2,246	$146	$2,620
Acquisition effected by way of:
Cash consideration [4]	$89	$103	$1,245	$137	$1,574
Accounts payable and accrued liabilities	—	1	—	—	1
Provisions	29	—	—	9	38
Gain on acquisition of control	—	—	15	—	15
Issue of TELUS Corporation Common Shares [5]	6	—	986	—	992
	$124	$104	$2,246	$146	$2,620

1

The purchase price allocation, primarily in respect of customer contracts, related customer relationships, software, leasehold interests and deferred income taxes, had not been finalized as of the date of issuance of these consolidated financial statements. As is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the books and records of the acquired businesses. Upon having sufficient time to review the books and records of the acquired businesses, we expect to finalize our purchase price allocations.

2

The fair value of accounts receivable is equal to the gross contractual amounts receivable and reflects the best estimate at the acquisition date of the contractual cash flows expected to be collected.

3

Customer contracts and customer relationships (including those related to customer contracts) are generally expected to be amortized over a period of 8 years; software is expected to be amortized over a period of 5 years; and other intangible assets are expected to be amortized over a period of 5 years.

4

In respect of LifeWorks Inc., cash consideration includes $211 for the approximately 7 million (9.9% of issued and outstanding) LifeWorks Inc. common shares that we held immediately prior to our acquisition of control. Immediately prior to the acquisition date, the fair value of our equity interest in LifeWorks Inc. was $226; we recognized a gain on acquisition of control of $15, which has been included in Other income, as set out in Note 7.

5

Fair values of TELUS Corporation Common Shares were measured based upon market prices observed at the dates of acquisition of control. For one-half of the approximately 63 million (90.1% of issued and outstanding) LifeWorks Inc. common shares that we did not own immediately prior to our acquisition of control, consideration was our issuance of approximately 33 million Common Shares (1.06420 Common Share per LifeWorks Inc. common share).

Pro forma disclosures

The following pro forma supplemental information represents certain results of operations as if the business acquisitions noted above had been completed at the beginning of the fiscal 2022 year.

Year ended December 31, 2022 (millions except per share amounts)	As reported [1]	Pro forma [2]
Operating revenues and other income	$18,412	$19,194
Net income	$1,718	$1,627
Net income per Common Share
Basic	$1.16	$1.07
Diluted	$1.15	$1.07

1

Operating revenues and other income and net income (loss)for the year ended December 31, 2022, include: $74 and $(18), respectively, in respect of Fully Managed Inc.; $28 and $(3), respectively, in respect of Vivint Smart Home, Inc.; and $350 and $(5), respectively, in respect of LifeWorks Inc.

2

Pro forma amounts for the year ended December 31, 2022, reflect the acquired businesses. The results of the acquired businesses have been included in our Consolidated statements of income and other comprehensive income effective the dates of acquisition.

The pro forma supplemental information is based on estimates and assumptions that are believed to be reasonable. The pro forma supplemental information is not necessarily indicative of our consolidated financial results in future periods or the actual results that would have been realized had the business acquisitions been completed at the beginning of the periods presented. The pro forma supplemental information includes incremental property, plant and equipment depreciation, intangible asset amortization, financing and other charges as a result of the acquisitions, net of the related tax effects.

(c)Business acquisitions – prior period

In 2021, we acquired businesses that were complementary to our existing lines of business. As at December 31, 2021, purchase price allocations had not been finalized. During the year ended December 31, 2022, the preliminary acquisition-date fair values for goodwill and deferred income tax liabilities were decreased by $11 million; as required by IFRS-IASB, comparative amounts have been adjusted so as to reflect those decreases effective the dates of acquisition.

(d)Business acquisition – subsequent to reporting period

WillowTree

On October 27, 2022, we announced a definitive agreement to acquire WillowTree, a full-service digital product provider focused on end-user experiences, such as native mobile applications and unified web interfaces. On January 3, 2023, subsequent to the satisfaction of the closing conditions, WillowTree was acquired through our TELUS International (Cda) Inc. subsidiary and it will be consolidated in our digitally-led customer experiences – TELUS International segment. Under the agreement, WillowTree was acquired for purchase consideration of approximately US$1.1 billion (approximately $1.5 billion at foreign exchange rates at the financial position date), net of assumed debt; purchase consideration is comprised of cash, US$125 million of TELUS International (Cda) Inc. subordinate voting shares and provisions for written put options.

The acquisition brings key talent and diversity to our segment’s portfolio of next-generation solutions, and further augments its digital consulting and client-centric software development capabilities. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacity of the business). A portion of the amounts assigned to goodwill may be deductible for income tax purposes.

In respect of the acquired business, we concurrently provided written put options to the remaining selling shareholders for their economic interest, which will be settled subject to certain performance-based criteria and will become exercisable in tranches over a three-year period starting in 2026. The acquisition-date fair value of the puttable shares held by the non-controlling shareholders will be recorded as a provision in the three-month period ended March 31, 2023. The provision may be settled in cash or, at our option, in a combination of cash and up to 70% in TELUS International (Cda) Inc. subordinate voting shares. Concurrent with this acquisition, the non-controlling shareholders provided us with purchased call options, which substantially mirror the written put options.

As is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the books and records of WillowTree. Upon having sufficient time to review the books and records of WillowTree, as well as obtaining new and additional information about the related facts and circumstances as of the acquisition date, we will adjust provisional amounts for identifiable assets acquired and liabilities assumed and thus finalize our purchase price allocation.

(e)Intangible assets with indefinite lives – spectrum licences

Our intangible assets with indefinite lives include spectrum licences granted by Innovation, Science and Economic Development Canada, which are used for the provision of both mobile and fixed wireless services. The spectrum licence policy terms indicate that the spectrum licences will likely be renewed. We expect our spectrum licences to be renewed every 20 years following a review of our compliance with licence terms. In addition to current usage, our licensed spectrum can be used for planned and new technologies. As a result of our assessment of the combination of these significant factors, we currently consider our spectrum licences to have indefinite lives and, as referred to in Note 1(b), this represents a significant judgment for us.

(f)Impairment testing of intangible assets with indefinite lives and goodwill

General

As referred to in Note 1(f), the carrying values of intangible assets with indefinite lives and goodwill are periodically tested for impairment and, as referred to in Note 1(b), this test represents a significant estimate for us, while also requiring significant judgments to be made.

The carrying values allocated to the cash-generating units’ intangible assets with indefinite lives and goodwill are set out in the following table.

	Intangible assets with
	indefinite lives		Goodwill		Total
As at December 31 (millions)	2022	2021	2022	2021	2022	2021
TELUS technology solutions	$12,215	$12,185	$7,175	$5,356	$19,390	$17,541
Digitally-led customer experiences - TELUS International	—	—	1,994	1,914	1,994	1,914
	$12,215	$12,185	$9,169	$7,270	$21,384	$19,455

The recoverable amounts of the cash-generating units’ assets have been determined based on a fair value less costs of disposal calculation. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the cash-generating units’ assets, given the necessity of making key economic assumptions about the future. Recoverable amounts based on fair value less costs of disposal calculations are categorized as Level 3 fair value measures.

We validate the results of our recoverable amounts calculations through a market-comparable approach and an analytical review of industry facts and facts that are specific to us. The market-comparable approach uses current (at time of test) market consensus estimates and equity trading prices for U.S. and Canadian firms in the same industry. In addition, we ensure that the combination of the valuations of the cash-generating units is reasonable based on our current (at time of test) market value.

Key assumptions

The fair value less costs of disposal calculation uses discounted cash flow projections that employ the following key assumptions: future cash flows and growth projections (including judgments about the allocation of future capital expenditures to support both mobile and fixed operations); associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; estimates of future generational infrastructure capital expenditures; and the future weighted average cost of capital. We consider a range of reasonably possible amounts to use for key assumptions and decide upon amounts that represent management’s best estimates of market amounts. In the normal course, we make changes to key assumptions so that they reflect current (at time of test) economic conditions, updates of historical information used to develop the key assumptions and changes (if any) in our debt ratings.

The key assumptions for cash flow projections are based upon our approved financial forecasts, which span a period of three years and are discounted, for December 2022 annual impairment test purposes, at a consolidated post-tax notional rate of 6.6% (2021 - 6.6%) and 9.5% (2021 - 9.0%) for the TELUS technology solutions and the digitally-led customer experiences – TELUS International cash-generating units, respectively. For impairment testing valuations, cash flows subsequent to the three-year projection period are extrapolated, for December 2022 annual impairment test purposes, generally using perpetual growth rates of 1.95% (2021 – 1.95%) and 3.0% (2021 – 3.0%) for the TELUS technology solutions cash-generating unit and the digitally-led customer experiences – TELUS International cash-generating unit, respectively; these growth rates do not exceed the long-term average growth rates observed in the markets in which we operate.

We believe that any reasonably possible change in the key assumptions on which the calculation of the recoverable amounts of our cash-generating units is based would not cause the cash-generating units’ carrying values (including the intangible assets with indefinite lives and goodwill allocated to each cash-generating unit) to exceed their recoverable amounts. If the future were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of our intangible assets with indefinite lives and goodwill.